                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 5, 2004
                                                 -------------------------------

                          Vista Exploration Corporation
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             (Exact name of registrant as specified in its charter)

       COLORADO                       000-27321                  84-1493152
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(State or other jurisdiction         (Commission                (IRS Employer
    of incorporation)                File Number)             Identification No.)

11011 King Street, Suite 260, Overland Park, Kansas               66210
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code   (913) 338-5550
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

Item 7.      Financial Statements and Exhibits.

             This Current Report on Form 8-K/A amends and restates Item 7(b) and
(c) of the Current Report on Form 8-K dated and filed on January 28, 2004 (the
"Form 8-K") to include revised pro forma financial information filed as Exhibit
99.2 to the Form 8-K. Item 7(b) and (c) are hereby amended and restated in their entirety as follows:

             (b) Pro Forma Financial Information.

             In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial information, as revised, required by Item 7(b) is attached hereto as Exhibit 99.2

             (c) Exhibits. The following exhibits are filed herewith:

              2.1         Agreement and Plan of Merger, dated as of December 31,
                          2003, among Vista Exploration Corporation, ICOP
                          Acquisition Corporation and ICOP Digital, Inc.*

              2.2         Articles of Merger filed with the Secretary of State of Colorado*

              2.3         Articles of Merger filed with the Secretary of State of Nevada*

              99.1        Audited Financial Statements of ICOP Digital, Inc.*

              99.2        Pro Forma Financial Information, as revised

     * Previously filed with Form 8-K dated and filed on January 28, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 5, 2004                    VISTA EXPLORATION CORPORATION

                                           By: /s/ David C. Owen
                                              ----------------------------------
                                                    David C. Owen
                                                    President

                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

      2.1                  Agreement and Plan of Merger, dated as of December
                           31, 2003, among Vista Exploration Corporation, ICOP
                           Acquisition Corporation and ICOP Digital, Inc.*

      2.2                  Articles of Merger filed with the Secretary of State of Colorado*

      2.3                  Articles of Merger filed with the Secretary of State of Nevada*

      99.1                 Audited Financial Statements of ICOP Digital, Inc.*

      99.2                 Pro Forma Financial Information, as revised

       * Previously filed with Form 8-K dated and filed on January 28, 2004.